UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 1, 2004
(Date of earliest event reported)

eResearchTechnology, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South 17th Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)

215-972-0420

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 1, 2004, eResearchTechnology, Inc. issued a press release updating its financial guidance for the quarter ended September 30, 2004 and the year ending December 31, 2004. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
99.1	Press Release dated October 1, 2004 of eResearchTechnology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc. (Registrant)

Date: October 1, 2004	By: Bruce Johnson

Bruce Johnson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Exhibit

99.1           Press Release dated October 1, 2004 of eResearchTechnology, Inc.